Exhibit 99.1

 DREXEL HAMILTON CONFERENCEDEREK ELDER, CEO09.09.15

 Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements regarding future events and developments and our future performance, as well as our expectations, beliefs, plans, estimates, or projections relating to the future, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Important risk factors related to our business are discussed in our Form 10-K filed with the Securities and Exchange Commission (“SEC”) on August 26, 2015, and may be discussed in subsequent filings with the SEC. The risk factors discussed in such Form 10-K under the heading “Risk Factors” are specifically incorporated by reference in this presentation.  Our forward-looking statements are based on current expectations and speak only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.  Forward-Looking Statements

CONCURRENT

EVERY CONCURRENT SOLUTION IS BUILT ON OUR CORE FOUNDATION OF LINUX AND STORAGE TECHNOLOGY

LINUX

High Performance Linux Solutions
for Mission-Critical Applications

CONTENT DELIVERY

Content Delivery Solutions
for Commercial Video Applications

STORAGE

Scale-Out Storage Solutions
for Mission-Critical Applications

REAL-TIME

Simulation & Testing Solutions
for Low-Latency Applications

NASDAQ: CCUR
FYE 6/30, Shares Outstanding 9.49M*

We Are a Global Software Company
Our Heritage is in High-Performance Solutions

~260 Employees Worldwide
Headquartered in Atlanta, GA

*As of August 21st, 2015

CONCURRENT

OUR BUSINESS

WE ENTERTAIN
>20 top-tier service providers rely on Concurrent for their commercial video services

WE PROTECT
The U.S. Navy and others entrust Concurrent to power critical defense systems

WE ACCELERATE
Industry leading companies use Concurrent to make their applications run better and faster


POWERING BRIGHTER IDEAS
AROUND THE GLOBE

WE INNOVATE
>20 of the leading automotive companies use Concurrent's technology to test new car designs

WE LEAD
The world's most successful racing teams enlist Concurrent to power their driving simulators

WE ENABLE
Companies around the globe tap into Concurrent's expertise to achieve their most ambitious goals

CONCURRENT

 WE Serve Markets and customers THAT REQUIRE Uncompromising Performance  MARKETS & CUSTOMERS        MEDIA & COMMUNICATIONS    AUTOMOTIVE & TRANSPORTATION  AEROSPACE & DEFENSE  MANUFACTURING & ENERGY

   Fiscal 2015 PERFORMANCE        Well positioned to benefit from industry consolidation, but expect slower spending while deals close  Good progress on several key strategic initiatives in Linux and Storage   YOY Revenue Growth Expected in FY 2016  Major customer wins for our Unified Content Delivery Solution     New automotive business off-set temporary slow-down in aerospace and defense simulation market  5    Major customer wins for our scale-out storage solution  4

         TAKING ADVANTAGE OF OUR CORE COMPETENCIES  GROWTH STRATEGY  CONTENT DELIVERY  REAL-TIME  STORAGE  LINUX  UNBUNDLE CORE TECHNOLOGIES  TARGET LARGE MARKETS

LINUX & STORAGE MARKETS

SOFTWARE DEFINED DATA CENTER (SDDC) MARKET

TAM: $21.78B / 28.8% CAGR (2015-2020)*

SOFTWARE DEFINED DATA CENTER GOALS

- AUTOMATION
- FLEXIBILITY
- COST OPTIMIZATION
- EASE OF USE
- HIGH PERFORMANCE
- LOW-LATENCY

EXAMPLE TECHNOLOGIES

openstack™
ceph
docker
Linux

LINUX

CONCURRENT PRODUCTS & DOMAIN EXPERTISE

STORAGE

CUSTOMERS

- MEDIA & COMMUNICATIONS
- AUTOMOTIVE & TRANSPORTATION
- AEROSPACE & DEFENSE
- MANUFACTURING & ENERGY

*Markets and Markets 2014 – Software Defined Data Center (SDDC) Market by Solution

CONCURRENT

       SCALE-OUT STORAGE  SDDC COMPATIBLE STORAGE SOLUTION  OUR OFFERING  Software-DefinedScale-Out Storage  Performance-Enhanced Open Source Solution  Support & Services  Pre-Integrated Platforms  LAUNCHED IN MAY 2015 NEW CUSTOMER WINS  4  POWERED BY CONCURRENT’S LINUX OS  TUNED PERFORMANCE  HIGHLY SCALABLE  INTELLIGENT FEATURES

LINUX SOLUTIONS

PERFORMANCE OPTIMIZED APPLICATION DEVELOPMENT

OUR OFFERING

- Advanced Application Development Solution
- Performance-Enhanced Open Source Solution
- Consulting and Customization
- Support & Services

OUR PRODUCTS

REDHAWK
PERFORMANCE OPTIMIZED LINUX
OS PERFORMANCE LIBRARIES FOR MISSION-CRITICAL APPS

NIGHTSTAR
PERFORMANCE TUNING SOFTWARE
TOOLS FOR ANALYZING, TUNING, & DEBUGGING APPLICATIONS

REDHAWK
OS CUSTOMIZATION SOFTWARE
TOOL FOR EMBEDDED ENVIRONMENTS

TARGETED APPLICATIONS

- Video Processing (Transcoding)
- Embedded Applications
- Transaction Processing
- Internet of Things

HIGH PERFORMANCE
MULTI-CORE PROCESSOR
LOW-LATENCY APPLICATIONS

CONCURRENT

 OUR UNIFIED CONTENT DELIVERY SOLUTION POWERS THE MULTI-SCREEN VIEWING EXPERIENCE OF TOMORROW  CONTENT DELIVERY  ANY APPLICATION  ANY SCREEN  ALL-IN-ONE  Live Streaming  Video-On-Demand  Network Based Recording  Optimized OTT Services          UNIFYING SIMPLIFIES THE MIGRATION FROM SET-TOPS TO CONNECTED DEVICES

 IMPROVING INTERNET VIDEO BY Democratically Caching OTT Content  Transparent Caching  Reduced Network Congestion & Reduced Peering Costs  Fully Transparent – No Changes Required to Internet Sources   Decisions are Democratic: Popularity Drives Caching Decisions  Enables “Unmanaged” Internet Traffic to be Managed  Improved Video Quality & Consumer Experience  EXAMPLE INTERNET CONTENT    VIDEO  SOFTWARE UPDATES  OTT VIDEO ORIGINATES IN THE SOFTWARE DEFINED DATA CENTER

 REAL-TIME    SIMULATION & TESTING SOLUTIONS      Conventional and HEV Powertrain  Braking Technologies  Body Control and Infotainment  Our Open Real-Time HIL Solutions Enable Automakers to Reduce Cost and Time-to-Market  Major Automakers and Racing Teams Rely on Concurrent  >20  MAN IN THE LOOP  MILITARY & AEROSPACE      NOW TARGETINGHARDWARE IN THE LOOP& EMBEDDEDMARKETS          CORE REAL-TIMEEXPERTISE + OPEN SOLUTION DESIGN

IN SUMMARY

CONTENT DELIVERY

WELL POSITIONED TO BENEFIT FROM INDUSTRY CONSOLIDATION

POSITIONING FOR THE FUTURE WITH NEW PRODUCTS

SEVERAL NEW CUSTOMER WINS

LINUX & STORAGE

INVESTING IN SEVERAL KEY STRATEGIC INITIATIVES

TARGETING LARGE & GROWING MARKETS

GOOD PROGRESS & KEY WINS IN FY 2015

REAL-TIME

PIVOTING FOCUS TOWARD HARDWARE IN THE LOOP

PURSUING NEW OPPORTUNITIES IN AUTOMOTIVE

SEVERAL NEW CUSTOMER WINS

CONCURRENT

FINANCIAL HIGHLIGHTS  Balance Sheet Highlights  FY-2015  FY-2014     Ending June 30, 2015  Ending June 30, 2014           Cash  $25,451  $28,074           Current Assets  $41,213  $44,963           Total Assets  $57,873  $62,386           Current Liabilities  $14,704  $15,032           Debt  No Outstanding  No Outstanding           Equity  $36,606  $40,454           Working Capital  $26,509  $29,931  Income Statement Highlights  FY-2015  FY-2014    Ending June 30, 2015  Ending June 30, 2014           Total Revenue  $64,459  $71,171           Gross Margin  $36,390  $40,413           Operating Expenses  $35,444  $35,113           Operating Income  $946  $5,300           Net Income  $(345)  $18,505*           Earnings Per Share - Diluted  $(0.04)  $2.04           In (000s), except per share data        BALANCE SHEET  INCOME STATEMENT  *Includes an income tax benefit of $13.4 million primarily attributed to US NOL tax valuation release

CONCURRENT THANOK YOU